Exhibit 10.17

Execution version

Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933, as amended, because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Dated: 3 March 2023

KOMAINU (JERSEY) LIMITED

and

COINSHARES DIGITAL SECURITIES LIMITED
and

COINSHARES (JERSEY) LIMITED

and

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

and

COINSHARES CAPITAL MARKETS (JERSEY) LIMITED

Third Amendment Agreement to the
Cryptocurrency Custody Agreement
dated 21 December 2020

This agreement is dated 3 March 2023

Parties

(1)	KOMAINU (JERSEY) LIMITED a private limited company incorporated under the laws of Jersey, Channel Islands (with registered number 127169) having its registered address at 3rd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (“Komainu” or the “Custodian”);

(2)	COINSHARES DIGITAL SECURITIES LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 127061) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Company” or the “Client”);

(3)	COINSHARES (JERSEY) LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 102184) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Programme Manager”);

(4)	THE LAW DEBENTURE TRUST CORPORATION p.l.c., a company incorporated under the laws of England and Wales (with company number 01675231), with a registered office address of 8th Floor, 100 Bishopsgate, London EC2N 4AG, England (the “Trustee”), which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of the Trust Instrument (as defined in the Original Agreement) as trustee for the Security Holders (as defined in the Trust Instrument); and

(5)	COINSHARES CAPITAL MARKETS (JERSEY) LIMITED, a company incorporated under the laws of Jersey, the Channel Islands (with registered number 122384) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Staking Agent”).

(together, the “Parties”, each of the same, a “Party”).

WHEREAS

(A)	The Parties (other than the Staking Agent) have entered into a Cryptocurrency Custody Agreement dated 21 December 2020 as amended by an amendment agreement dated 21 December 2021 and a second amendment agreement dated 11 March 2022, each between the Parties hereto (as so amended, the “Original Agreement”), which establishes an overall contractual framework for the provision and delivery of cryptocurrency custody services.

(B)	Pursuant to a fourth Supplemental Trust Instrument (the “Fourth Supplemental Trust Instrument”) (expressed to be supplemental to the Trust Instrument) dated on or about the date of this Agreement and made between the Company and the Trustee, the Issuer created classes of Index Securities and Basket Securities (each as defined in the Fourth Supplemental Trust Instrument).

(C)	The parties now wish to amend the Original Agreement as set out in this agreement. Agreed terms

1.	Definitions and interpretation

1.1	Terms defined in the Original Agreement shall have the same meaning when used in this agreement, unless defined below.

1.2	The rules of interpretation of the Original Agreement shall apply to this agreement as if set out in this agreement.

1.3	Unless the context otherwise requires, references in the Original Agreement to “this agreement” shall be to the Original Agreement as amended by this agreement.

1.4	In this agreement:

(a)	any reference to a “clause” is, unless the context otherwise requires, a reference to a clause of this agreement; and

(b)	clause headings are for ease of reference only.

2.	Amendments to the Original Agreement

2.1	The Original Agreement shall be amended with effect on and from the date of this agreement.

2.2	The first sentence of Clause 1.1 of the Original Agreement is amended by adding after “when used in this Agreement” the words “save that in relation to the Index Securities and the Basket Securities words and expressions used in this Agreement shall have the meanings given in the Index and Basket Securities Prospectus”.

2.3	The following definitions of “Basket Securities”, “Index and Basket Securities Prospectus”, “Index Securities”, “Individual Securities”, “Reference Time”, “Reference Rate”, “Service Period” and “US Dollars” are added to Clause 1.1 of the Original Agreement:

“Basket Securities” means Digital Securities of a class specified in Part A of Schedule 6A (Classes of Index Securities and Basket Securities) to the Trust Instrument;

“Index and Basket Securities Prospectus” means the prospectus in relation to the Index Securities and the Basket Securities dated on or about the same date as the amendment agreement to this Agreement by which this definition was added as the same may be modified, supplemented or amended from time to time and includes any further or supplementary prospectus or listing particulars published from time to time in connection with the admission to listing, admission to trading or quotation or offering of Index Securities and the Basket Securities on SIX Swiss Exchange or any regulated market or any other market place, such as a multilateral trading facility (MTF), in Austria, Belgium, Germany, Luxembourg, the Netherlands, Italy, Spain, Switzerland or Sweden or any other Member State within the EEA;

“Index Securities” means Digital Securities of a class specified in Part B of Schedule 6A (Classes of Index Securities and Basket Securities) to the Trust Instrument;

“Individual Securities” means Digital Securities of a class specified in Schedule 6 (Classes of Digital Securities) to the Trust Instrument;

“Reference Time” means 00:00 UTC on the day immediately following the day of calculation, or such other time as notified by Komainu to the Client from time to time;

“Reference Rate” means a Gecko Labs Pte. Ltd. (“CoinGecko”) cryptocurrency reference rate for a relevant cryptocurrency versus US Dollars (expressed as an amount of US Dollars per one unit of such cryptocurrency) published through the CoinGecko API at the Reference Time, or such other cryptocurrency reference rate as may be agreed from time to time between the Client and Komainu;

“Service Period” means a calendar month during the subsistence of this Agreement (or, as the case may be, the pro-rata element(s) thereof for the first and last such months;

“US Dollars” means United States Dollars;

2.4	A new Clause 2.1A shall be added after Clause 2.1 as follows:

“2.1A Basket Securities Pools and Index Securities Pools

In addition to the Secured Wallets for the Pools opened pursuant to Clause 2.1, the Custodian shall also open and maintain Secured Wallets for the Pools relating to the Basket Securities and the Index Securities in accordance with this Clause. Clause 2.1 (and this Agreement) shall apply to such Secured Wallets as it does to the Secured Wallets for the Pools opened pursuant to Clause 2.1 save as specified in this Clause.

Each Pool relating to a class of Basket Securities or a class of Index Securities will include more than one Digital Currency. Accordingly each such Pool will have one Long-Term Storage Wallet in respect of each such Digital Currency and one Subscription/Redemption Wallet in respect of each such Digital Currency.

The Custodian shall initially open Secured Wallets for the following Pools and in respect of the following Digital Currencies:

Name of Pool	Digital Currencies

CoinShares Physical Bitcoin and Ethereum	Bitcoin (BTC)
Ethereum (ETH)

CoinShares Physical Top 10	Bitcoin (BTC)
Ethereum (ETH)
Litecoin (LTC)
Ripple (XRP)
Tron (TRX)
Cardano (ADA)
Polkadot (DOT)
Uniswap (UNI)
Solana (SOL)
Polygon (MATIC)

CoinShares Physical Smart Contract	Ethereum (ETH)
Tron (TRX)
Stellar (XLM)
Cardano (ADA)
Algorand (ALGO)
Chainlink (LINK)
Polygon (MATIC)
Solana (SOL)
Avalanche (AVAX)
Polkadot (DOT)

Clause 2.3 of the First Amendment Agreement dated 21st December 2021 to this Agreement shall apply to any Additional Class of Basket Securities and Index Securities as though it referred to each Digital Currency applicable to such class.

Clause 4.1 shall apply to the Secured Wallets for the Pools relating to the Basket Securities and the Index Securities save that Withdrawals may also be made for the purposes of Rebalancings. If any Digital Currency that is withdrawn from a Secured Wallet for the purposes of a Rebalancing is not subsequently sold or disposed of by the Issuer within five Business Days of such withdrawal, the Issuer shall forthwith deposit such Digital Currency back into the same Secured Wallet.”.

2.5	Clause 10.1 of the Original Agreement is deleted in its entirety and replaced with the following:

“10.1	Custodian Service Fees

For the Custodian’s services under this Agreement, the Programme Manager shall procure the payment of fees to the Custodian calculated under this clause 10.1.

10.1.1	Monthly

The Custodial Services Fee shall be payable monthly in arrears during the subsistence of this Agreement.

10.1.2	Calculation:

[***]

3.	Continuity

The provisions of the Original Agreement shall, save as amended in this agreement, continue in full force and effect, and shall be read and construed as one document with this agreement.

4.	Miscellaneous

4.1	This agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one agreement. No counterpart shall be effective until each party has executed at least one counterpart.

4.2	Any signature to the agreement transmitted or given by electronic means shall be deemed an original signature and, accordingly, be binding upon the Parties hereto to the same extent and with the same force and effect as an original (wet-ink) signature.

5.	General

5.1	This agreement and any matter, claim or dispute arising out of, or in connection with, its subject-matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England & Wales.

5.2	The Parties agree that the English courts are to have jurisdiction to settle any disputes or claims which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement (together referred to as “Proceedings”) may be brought in the courts of England. For these purposes the Company and the Custodian irrevocably submit to the non-exclusive jurisdiction of the English courts and further irrevocably and unconditionally agree that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

5.3	The Company irrevocably appoints CoinShares (UK) Limited, whose registered office is at 82 Baker Street, London W1U 6TE, (the “Company Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Company in connection with any Proceedings. If for any reason the Company Service Agent is unable to act as such, the Company will promptly notify the Custodian and within 14 calendar days appoint a substitute agent for service of process acceptable to the Custodian.

The Custodian irrevocably appoints Komainu UK Limited, whose registered office is at Octagon Point, 5 Cheapside, St Paul’s, London EC2V 6AA, (the “Custodian Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Custodian in connection with any Proceedings. If for any reason the Custodian Service Agent is unable to act as such, the Custodian will promptly notify the Company and within 14 calendar days appoint a substitute agent for service of process acceptable to the Company.

5.4	The Custodian acknowledges that, pursuant to the Security Deed (as amended), the Company has assigned to the Trustee for the benefit of itself and the Security Holders (as defined in the Security Deed (as amended)) in respect of the Digital Securities of each class by way of security all its present and future rights, title and interest in the Original Agreement as amended by this Agreement to the extent that the same relates to such class.

5.5	This Agreement is entered into by the Custodian in consideration of the sum of £1 paid by the Company (on behalf of itself, the Trustee, the Programme Manager and the Staking Agent) (receipt whereof the Custodian hereby acknowledges) and by the Company, the Trustee, the Programme Manager and the Staking Agent in consideration of the agreement by the Custodian provided in Clause 2 of this Agreement.

This agreement has been entered into on the date stated at the beginning of it.

For and on behalf of

COINSHARES (JERSEY) LIMITED

/s/ Charles Butler
Name: Charles Butler
Position: Director

For and on behalf of

COINSHARES DIGITAL SECURITIES LIMITED

/s/ Kirsty Lawrence
Name: Kirsty Lawrence
Position: Director

For and on behalf of

KOMAINU (JERSEY) LIMITED

/s/ Christina Irgel
Name: Christina Irgel
Position: Director

For and on behalf of

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

/s/ Lily Frost
Name: Lily Frost
Position: Director

For and on behalf of

COINSHARES CAPITAL MARKETS (JERSEY) LIMITED

/s/ Luc Guillou
Name: Luc Guillou
Position: Director